Scudder
High Yield
Tax Free Fund

Annual Report
December 31, 1996

Pure No-Load(TM) Funds

Offers convenient access to high tax-free yields by investing primarily in investment-grade municipal securities.

A  pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                               Table of Contents

  2   In Brief
  3   Letter from the Fund's President
  4   Performance Update
  5   Portfolio Summary
  6   Portfolio Management Discussion
  9   Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  22  Report of Independent Accountants
  23  Tax Information
  25  Officers and Trustees
  26  Investment Products and Services
  27  How to Contact Scudder

                                    In Brief

o Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 5.21% as of December 31, 1996. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 8.14% and 8.63%, respectively.


o The Fund received four stars from Morningstar, reflecting an "above average" rating for risk-adjusted performance through December 31, 1996.*

o During a year of shifting market sentiment, municipal bonds significantly outperformed Treasurys.

* For your information, these ratings are subject to change every month and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. In all, 1,129 municipal funds were rated. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund also received four stars for three-year performance and four stars for five-year performance. Past performance is no guarantee of future returns.


                       2-Scudder High Yield Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     This annual report for Scudder High Yield Tax Free Fund covers a year which witnessed large swings of opinion concerning the direction of the U.S. economy and interest rates. Despite the resulting market uncertainty, the Fund posted a 4.43% total return for the 12-month period as well as a 5.21% 30-day net annualized SEC yield and an 8.14% tax equivalent yield at the close of the year based on the 36% federal tax rate. Please read the portfolio management discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, we recently launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances -- a team of Scudder's investment professionals makes allocation decisions accordingly.

     We'd like to remind you that new legislation passed last summer significantly raised IRA contribution limits for many married couples. Beginning with the 1997 tax year, married couples with one income may contribute up to $4,000 jointly per year -- an increase of $1,750 from the previous limit. This change may enhance your ability to use an IRA to defer taxes and let your retirement assets grow over time. For more information on Scudder products and services, please turn to page 26. If you have questions about Scudder High Yield Tax Free Fund, please contact a Scudder Investor Information representative at 1-800-225-2470, or visit Scudder's Web site at funds.scudder.com.

     Sincerely,

     /s/David S. Lee
     David S. Lee
     President,
     Scudder High Yield Tax Free Fund


                       3-Scudder High Yield Tax Free Fund

SCUDDER HIGH YIELD TAX FREE FUND
PERFORMANCE UPDATE as of December 31, 1996
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER HIGH YIELD TAX FREE FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,443    4.43%     4.43%
5 Year    $14,407   44.07%     7.58%
Life of
 Fund*    $20,436  104.36%     7.47%

LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,443     4.43%     4.43%
5 Year    $14,212    42.12%     7.27%
Life of
 Fund*    $20,564   105.64%     7.54%

*The Fund commenced operations on
January 22, 1987. Index comparisons
begin January 31, 1987.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder High Yield Tax Free Fund
Year            Amount
----------------------
1/87*          $10,000
'87            $ 9,419
'88            $10,689
'89            $11,792
'90            $12,502
'91            $14,185
'92            $15,728
'93            $17,906
'94            $16,405
'95            $19,568
'96            $20,436

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
1/31/87        $10,000
'87            $ 9,854
'88            $10,855
'89            $12,026
'90            $12,903
'91            $14,469
'92            $15,745
'93            $17,679
'94            $16,765
'95            $19,692
'96            $20,564

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31


                       1987*   1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $10.52  $11.06  $11.35  $11.19  $11.67  $11.90  $12.55  $10.86  $12.19  $12.04
INCOME DIVIDENDS..   $  .78  $  .83  $  .76  $  .77  $  .76  $  .72  $  .67  $  .66  $  .72  $  .66
CAPITAL GAINS
DISTRIBUTIONS.....   $    -  $    -  $  .06  $  .05  $  .21  $  .27  $  .28  $    -  $    -  $    -
FUND TOTAL
RETURN (%)........    -5.81   13.48   10.32    6.02   13.46   10.88   13.85   -8.38   19.28    4.43
INDEX TOTAL
RETURN (%)........    -1.46   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46    4.43


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual total return for the Fund for the one and five year periods, and life of Fund would have been lower.

                       4-Scudder High Yield Tax Free Fund

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                      23%
Electric Utility Revenue             13%
Toll Revenue/Transportation          12%            Diversification remains
Port/Airport Revenue                 11%            an important strategy for
Core Cities/Lease                     8%            the Fund, allowing us to
State General Obligation              6%            spread risk over a large
Project Revenue/Special Assessment    6%            number of sectors,
Housing Finance Authority             6%            maturities, and geographic
State/Special Tax                     4%            areas.
Miscellaneous Municipal              11%
                                    ----
                                    100%
                                    ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                      15%           In conjunction with our primary goals
AA                        7%           of generating high tax-free income
A                        10%           while posting competitive total returns,
BBB                      43%           we emphasized investment-grade, 15-year
Not Rated or Below BBB   25%           maturity municipal bonds providing high
                        ----           relative yields.
                        100%
                        ====

Weighted average quality: A-

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
1-5 years                    9%         During the Fund's most recent
5-10 years                  45%         fiscal year we maintained a cautious
10-20 years                 46%         stance on the market, with a neutral
                           ----         average maturity, one close to the
                           100%         average maturity of the Lehman Brothers
                           ====         Municipal Bond Index.


Weighted average effective maturity: 10.3 years

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                       5-Scudder High Yield Tax Free Fund

                        Portfolio Management Discussion

Dear Shareholders,

In the face of shifting bond market sentiment during 1996, we held to our long-term strategy as Scudder High Yield Tax Free Fund posted a 4.43% total return for the 12 months ended December 31, 1996. A slight decline in the Fund's net asset value -- from $12.19 on December 31, 1995, to $12.04 as of December 31,1996 -- was offset by income distributions of $0.66 per share over the 12-month period. The Fund's return outpaced the 4.17% average total return of 43 similar funds over the same period as measured by Lipper Analytical Services, Inc. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index. Scudder High Yield Tax Free Fund provided a 30-day net annualized SEC yield of 5.21% as of December 31, 1996, equivalent to an 8.14% taxable yield for investors in the 36% federal income tax bracket.

                            An Uncertain Bond Market

During the Fund's most recent fiscal year, bond prices moved alternately higher and lower as opinions concerning the direction of the economy swung from one extreme to the other. At the start of 1996, weakening economic indicators led many market participants to believe that the U.S. economy might be falling into a recession. But the economy soon gained some strength, and the consensus of economists' opinions shifted to expectations of a soft economic landing and moderate inflation. At mid-year, the bond market struggled as the numbers seemed to forecast very strong economic growth and an outbreak of inflation -- statistics showed that shoppers were returning to retail stores, and hiring was increasing significantly. But by late summer, moderating economic indicators had soothed the market. Bond yields declined and the economy retreated as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high in 1996.

Primarily because municipals were comparatively undervalued at the start of last year, municipal bond returns exceeded those of Treasurys during 1996. Yields of 10-year municipal bonds rose one quarter of a percentage point, and their prices declined 1.77%, while 10-year Treasury yields rose eight tenths of a percentage point and their prices declined 5.34%. Supply and demand were not decisive factors in tax-free bond performance, as a modest increase in the supply of municipals was met by a corresponding increase in demand, particularly from retail purchasers and insurance companies.

                   Diversification Key to High Yield Strategy

During the Fund's most recent fiscal year we maintained a cautious stance on the market, with a neutral average maturity, close to that of the Lehman Brothers Municipal Bond Index. As of December 31, 1996, the Fund's average effective maturity was 10.3 years. In keeping with our primary goals of generating high tax-free income while posting competitive total returns, we emphasized investment-grade, 15-year-maturity municipal bonds providing high relative yields. At the close of the period, BBB-rated bonds made up 43% of the Fund's


                       6-Scudder High Yield Tax Free Fund
portfolio, while bonds rated A or higher represented 32%. At the same time we sought additional yield by purchasing select below-investment-grade bonds (ratings of BBB and above are considered investment grade). At year end, 25% of the Fund's portfolio was rated BB or below.

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of December 31, 1996, the Fund held securities issued in 27 states plus the District of Columbia and the Virgin Islands. Among our purchases during 1996 were bonds issued by retirement homes, hospitals, gaming facilities, and cardboard recycling centers. Yields of many bonds in these sectors have been high, and these categories of bonds have generally shown dramatic price improvement once construction has been completed. The two cardboard recycling center issues we chose offer important advantages over other types of paper recycling firms, many of which have recently experienced financial difficulties. Cardboard's price is more stable than other recyclables, and the recycling centers we chose have extended contracts with various companies to purchase their cardboard products.

As we mentioned in our last report, there have been some sharp contrasts in performance among bonds in the Fund's portfolio, bringing into focus the importance of diversification. During the 12-month period we sold our positions in Retama (Texas) Race Track and Illinois Development Finance Authority bonds at a loss. In sharp contrast, San Joaquin Toll Road bonds performed extremely well following the completion and opening of the highway. A related California investment, the Foothills Eastern Transportation Corridor project, has posted gains following the success of the San Joaquin bonds. We also continue to hold New York City bonds, which have benefited from the city's improving budget situation. New York state bonds also currently offer attractive value, and New York bonds overall made up approximately 11% of the Fund's portfolio as of December 31, 1996.

Lastly, purchasing bonds with call protection remains a fundamental part of our investment strategy. Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provided a more reliable income stream than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. During the period we sold bonds with weak call protection.

                              A New Era of Growth?

We are excited by the economic possibilities awaiting us all during the latter part of the 1990s. In our view, rapid technological advances, falling trade barriers, and worldwide deregulation are forging a new U.S. economy characterized by not only significant growth but also declining inflation. Before this new economy can take root, however, we expect a transitional period of weaker economic activity -- consumers are currently weighed down by debt, and more banks are tightening lending to consumers than at any time since the 1989-90 recession. Following this transition, growth accompanied by even lower inflation can assert itself. This scenario would be favorable for bonds, which

                       7-Scudder High Yield Tax Free Fund
have been outshone by stocks between 1994 and 1996 but remain an important ingredient of a balanced investment portfolio: Bonds can provide investors with diversification, current income, and increased principal stability. For investors in higher tax brackets, municipal bonds continue to offer significant after-tax rewards.

Over the coming year, we expect to maintain an average effective maturity that is in line with our competitive universe. We will also continue to emphasize diversification, careful credit selection, and noncallable bonds as we seek high tax-free income and competitive total returns for our shareholders.

Sincerely,
Your Portfolio Management Team

/s/Philip G. Condon           /s/Donald C. Carleton
Philip G. Condon              Donald C. Carleton


                               Scudder High Yield
                                 Tax Free Fund:
                          A Team Approach to Investing


  Scudder High Yield Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Philip G. Condon has had responsibility for Scudder High Yield Tax Free Fund's day-to-day operations since its inception in 1987, having joined Scudder in 1983. Phil, who has worked in the investment industry since 1977, also serves as Lead Portfolio Manager for Scudder Massachusetts Tax Free Fund and is a Portfolio Manager of other tax free funds. Donald C. Carleton, Portfolio Manager, became a member of the team in 1995 and has been a portfolio manager at Scudder since he joined the firm in 1983. Don, who assists in implementing investment strategy, also serves as Portfolio Manager for Scudder Tax Free Money Fund and other Scudder funds.


                       8-Scudder High Yield Tax Free Fund

                                  INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996
                                                                                                        CREDIT
                                                                                           PRINCIPAL   RATING (C)      MARKET
                                                                                           AMOUNT ($) (UNAUDITED)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS 100.0%
-------------------------------------------------------------------------------------------------------------------------------
ALASKA
North Slope Borough, AK, General Obligation, Capital Appreciation, Series B,
  Zero Coupon, 6/30/05 (b)..............................................................   7,600,000      AAA         4,904,432
ARIZONA
Maricopa County, AZ, Industrial Development Revenue, Resource Recovery, Private
  Placement, 9.25%, 5/1/15..............................................................   4,000,000      NR          3,999,120
McDowell Mountain Ranch, AZ, Communities Facilities District, 8.25%, 7/15/19............   3,000,000      NR          3,121,590
CALIFORNIA
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior Lien,
  Series A:
    Step-up coupon, 0% to 1/1/05, 7.05% to 1/1/10.......................................   7,000,000      BBB         4,478,040
    Step-up coupon, 0% to 1/1/05, 7.1% to 1/1/11........................................   4,415,000      BBB         2,848,381
    Step-up coupon, 0% to 1/1/05, 7.1% to 1/1/12........................................   6,000,000      BBB         3,868,560
    Step-up coupon, 0% to 1/1/05, 7.15% to 1/1/14.......................................   2,875,000      BBB         1,846,382
Long Beach, CA, Aquarium of the Pacific Project, 6.1%, 7/1/10...........................   4,500,000      BBB         4,517,280
Los Angeles County, CA, Certificate of Participation, Marina Del Ray, Series A,
  6.25%, 7/1/03.........................................................................   5,500,000      NR          5,802,720
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
  6.5%, 7/1/14..........................................................................   2,500,000      BBB         2,606,225
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
  Coventry Park Project, Series 1996A, 8.5%, 12/1/26....................................   2,000,000      NR          2,007,840
San Joaquin Hills, CA, Transportation Corridor Agency, Orange County, Senior Lien
  Toll Road Revenue:
    Step-up coupon, 0% to 1/1/02, 7.6% to 1/1/11........................................   5,000,000      BBB         3,992,200
    Step-up coupon, 0% to 1/1/02, 7.65% to 1/1/12.......................................  15,000,000      BBB        11,888,400
    Step-up coupon, 0% to 1/1/02, 7.65% to 1/1/13.......................................   4,000,000      BBB         3,139,760
Valley Health System, CA, Revenue Bonds, Refunding and Improvement Project,
  Series 1996 A, 6.5%, 5/15/25..........................................................   2,000,000      BBB         2,000,120
COLORADO
Denver, CO, Airport System Revenue, Series A:
  Zero Coupon, 11/15/01.................................................................   5,120,000      BBB         3,936,205
  Zero Coupon, 11/15/03.................................................................   3,050,000      BBB         2,076,959
  Zero Coupon, 11/15/04.................................................................   3,130,000      BBB         2,007,832
  Zero Coupon, 11/15/05.................................................................   1,855,000      BBB         1,115,040
  Series 1991 D, 7.75%, 11/15/13........................................................   9,775,000      BBB        11,760,498

The accompanying notes are an integral part of the financial statements.

                              9 - SCUDDER HIGH YIELD TAX FREE FUND

                                                                                                        CREDIT
                                                                                           PRINCIPAL   RATING (C)      MARKET
                                                                                           AMOUNT ($) (UNAUDITED)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT
Mashantucket Western Pequot Tribe, CT, Special Revenue, Series 1996A, 144A,
  6.4%, 9/1/11..........................................................................   3,000,000      BBB         3,063,990
DISTRICT OF COLUMBIA
District of Columbia, Hospital Refunding Revenue:
  Medlantic Healthcare Group, Inc., Series 1993 A, 5.5%, 8/15/06 (b)....................   1,305,000      AAA         1,352,254
  Metlantic Washington Hospital Center, Series 1992 A, 7.125%, 8/15/19..................   3,000,000      BBB         3,132,030
District of Columbia, Certificate of Participation, Series 1993, 7.3%, 1/1/13...........   4,650,000      BB          4,870,364
District of Columbia, General Obligation, Series A, 5.875%, 6/1/05 (b)..................   4,300,000      AAA         4,525,535
FLORIDA
Broward County, FL, Housing Finance Authority, Single Family Mortgage Revenue,
  Zero Coupon, 4/1/14 ..................................................................   4,235,000      AA            744,005
Indian Trace, FL, Community Development Authority, Special Assessment District
  Bonds, 6.875%, 4/1/10.................................................................   2,340,000      NR          2,321,631
Indian Trace, FL, Special Tax Revenue, Water Management, Series 1995 B 8.25%,
  5/1/05................................................................................   2,515,000      NR          2,660,191
GEORGIA
Coweta County, GA, Residential, Care Facilities for the Elderly 1st Lien, Wesley
  Woods, Series 1996A, 8.25%, 10/1/26...................................................   1,000,000      NR          1,011,630
Municipal Electric Authority of Georgia, Power Revenue, Series Z, 5.5%, 1/1/12..........   1,375,000      A           1,368,056
Rockdale County, GA, Development Authority, Solid Waste Disposal Revenue,
  Visy Paper Inc. Project, Series 1993, 7.4%, 1/1/16....................................   4,940,000      NR          5,102,921
ILLINOIS
Chicago-O'Hare International Airport, IL, Special Facilities Revenue, American Airlines,
  Project A, Series 1990, 7.875%, 11/1/25...............................................   1,000,000      BBB         1,082,650
Winnebago County, IL, School District #122, 6.45%, 6/1/08 (b)...........................   1,500,000      AAA         1,679,055
INDIANA
Fishers, IN, Economic Development Revenue, First Mortgage/United Student Aid, Inc.
  Project, Series 1989, 8.25%, 9/1/09...................................................   2,000,000      NR          2,098,340
Indiana Municipal Power Agency, Power Supply System, Refunding Revenue,
  Series 1983 B, 5.875%, 1/1/09 (b).....................................................   2,300,000      AAA         2,441,542
Indianapolis, IN, Economic Development, Refunding and Improvement Revenue,
  Robin Run Village Project, Series 1992, 7.625%, 10/1/22...............................   1,500,000      BBB         1,621,230
IOWA
Des Moines, IA, Hospital Revenue, Series 1996 B, 8.25%, 11/15/11........................   2,000,000      NR          2,068,720

The accompanying notes are an integral part of the financial statements.

                             10 - SCUDDER HIGH YIELD TAX FREE FUND

                                                                                                        CREDIT
                                                                                           PRINCIPAL   RATING (C)      MARKET
                                                                                           AMOUNT ($) (UNAUDITED)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MARYLAND
Maryland Energy Finance Administration, Limited Obligation, Cogeneration-Warrior
  Run Project, 7.4%, 9/1/19.............................................................   2,500,000      NR          2,635,225
Prince George's County, MD, Greater Southeast Healthcare, 6.2%, 1/1/08..................   1,000,000      BBB           999,760
MASSACHUSETTS
Boston, MA, Industrial Development Authority, Springhouse Project, 9.25%, 7/1/25........   1,000,000      NR          1,069,350
Lowell, MA, General Obligation, 8.3%, 2/15/05...........................................     365,000      BBB           437,011
Massachusetts Health & Educational Facilities Authority, Cooley Dickson
  Hospital Inc., 7.125%, 11/15/18.......................................................   1,890,000      AAA         2,141,956
Massachusetts Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil
  Project, 9%, 9/1/05 ..................................................................   2,865,000      NR          2,970,346
Massachusetts Industrial Finance Agency, Edgewood Retirement Community, Series A,
  9%, 11/15/25 .........................................................................   1,000,000      NR          1,046,730
MICHIGAN
Detroit, MI, Downtown Development Authority, Series 1996:
  Zero Coupon, 7/1/11...................................................................   3,150,000      A           1,325,457
  Zero Coupon, 7/1/12...................................................................   3,150,000      A           1,239,273
Michigan State Hospital Finance Authority Revenue:
  Gratiot Community Hospital, Series 1988 A, 8.75%, 10/1/07,
  Prerefunded 10/1/98 (d)...............................................................   1,000,000      AAA         1,075,100
  Genesys Health System, Series A, 7.5%, 10/1/27........................................   2,000,000      BBB         2,155,360
Sinai Hospital, Series 1995, 6.625%, 1/1/16.............................................   2,990,000      BBB         3,028,900
NEVADA
Las Vegas, NV, Downtown Redevelopment Agency, Tax Increment Revenue,
  Subordinate Lien, 6.1%, 6/15/14.......................................................   1,500,000      BBB         1,480,935
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/11...............................................................................   1,840,000      AA          1,886,791
NEW HAMPSHIRE
New Hampshire Higher Education & Health Facilities Authority:
  Monadnok Community Hospital, Series 1990, 9.125%, 10/1/20.............................   1,435,000      NR          1,561,797
  New Hampshire Catholic Charity, 8.4%, 8/1/11 .........................................     600,000      BBB           646,632
  St. Joseph's Hospital, 7.5%, 1/1/07...................................................   1,490,000      BBB         1,576,420
  St. Joseph's Hospital, 7.5%, 1/1/16...................................................   2,600,000      BBB         2,741,362
NEW JERSEY
New Jersey Economic Development Authority, Methodist Homes, 7.5%, 7/1/25................   1,000,000      NR          1,017,060

The accompanying notes are an integral part of the financial statements.

                             11 - SCUDDER HIGH YIELD TAX FREE FUND

                                                                                                        CREDIT
                                                                                           PRINCIPAL   RATING (C)      MARKET
                                                                                           AMOUNT ($) (UNAUDITED)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
NEW YORK
Glen Cove Housing Authority, Senior Living Facility, Series 96, 8.25%, 10/1/26..........   1,500,000      NR          1,514,055
Islip, N.Y., Community Development Agency, New York Institute of Technology
  7.5%, 3/1/26..........................................................................   2,500,000      NR          2,601,300
Metropolitan Transportation Authority of New York, Transit Facilities Revenue,
  7%, 7/1/09............................................................................   1,000,000      BBB         1,080,570
  Service Contract, Series O, 5.75%, 7/1/13.............................................   2,750,000      BBB         2,758,745
New York City, NY, General Obligation:
  Series 1996 A, 7%, 8/1/07.............................................................   5,000,000      A           5,519,300
  Series B, 7.3%, 8/15/10...............................................................   1,170,000      A           1,291,949
  Series B, 6.1%, 8/15/05...............................................................   3,500,000      A           3,654,595
New York City, NY, Industrial Development Agency, Visy Paper Inc. Project,
  Series 1995, 7.95%, 1/1/28 ...........................................................   1,000,000      NR          1,064,220
New York State Dormitory Authority Revenue Bonds, Mental Health Services Facilities
  Improvement, Series 1996B:
    6.5%, 2/15/10.......................................................................   1,500,000      A           1,625,610
    6.5%, 2/15/11.......................................................................   1,000,000      A           1,080,850
    6%, 8/15/12.........................................................................   2,500,000      A           2,568,875
    6%, 8/15/16.........................................................................   6,000,000      A           6,139,020
OHIO
Gateway Economic Development Corporation of Cleveland, OH, Stadium Revenue,
  6.5%, 9/15/14 ........................................................................   5,000,000      NR          5,032,350
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.8%, 7/1/08.........................   5,485,000      BBB         5,745,921
PENNSYLVANIA
Clearfield, PA, Hospital Authority Revenue, Clearfield Hospital, 6.875%, 6/1/16.........   2,355,000      BBB         2,413,216
Delaware County, PA, Authority, Revenue, White Horse Village, Inc.:
  Series A, 6.7%, 7/1/07................................................................   1,000,000      NR          1,008,620
  Series 1996 A, 7.5%, 7/1/18 ..........................................................   2,000,000      NR          2,057,740
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue
  Refunding, KBF Associates, LP Project, 6.375%, 7/1/12.................................   5,500,000      BBB         5,523,265
Pennsylvania Higher Education Authority, Medical College of Pennsylvania, Series B,
  7.25%, Prerefunded 3/1/01 (d).........................................................   1,000,000      AAA         1,121,580
Philadelphia, PA, Hospital and Higher Education Authority, Hospital Revenue:
  Albert Einstein Medical Center, 7.625%, 4/1/11........................................   2,500,000      A           2,664,250
  Graduate Health System Obligated Group, 6.25%, 7/1/13.................................   1,900,000      BBB         1,846,192
Pottsville, PA, Hospital Authority, Warne Clinic, 7.25%, 7/1/24.........................   3,000,000      BBB         3,139,680

The accompanying notes are an integral part of the financial statements.

                             12 - SCUDDER HIGH YIELD TAX FREE FUND

                                                                                                        CREDIT
                                                                                           PRINCIPAL   RATING (C)      MARKET
                                                                                           AMOUNT ($) (UNAUDITED)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
South Carolina Jobs-Economic Development Authority, Hospital Facilities Revenue,
  South Carolina Baptist Hospital, 5.3%, 8/1/09 (b).....................................   8,000,000      AAA         7,941,680
SOUTH DAKOTA
South Dakota Health & Educational Facilities Authority Revenue, Prairie Lakes Health
  Care System:
    7.125%, 4/1/10 .....................................................................   1,000,000      BBB         1,057,380
    7.25%, 4/1/22 ......................................................................   1,000,000      BBB         1,058,740
South Dakota Housing Development Authority, Home Ownership Mortgage,
  6.4%, 5/1/12..........................................................................   3,500,000      AAA         3,621,520
TEXAS
Bexar County, TX, Housing Finance Corporation, Series A, GNMA Collateralized
  Mortgage, 8.2%, 4/1/22................................................................   1,060,000      AAA         1,120,632
Dallas-Fort Worth, TX, International Airport, American Airlines Inc.:
  7.5%, 11/1/25 ........................................................................   3,910,000      BBB         4,187,454
  7.25%, 11/1/30........................................................................   5,000,000      BBB         5,386,100
Hidalgo County, TX, Health Services, Mission Hospital, Series 1996, 6.75%, 8/15/16 .....   2,500,000      BBB         2,523,175
Midland County, TX, Hospital District, Midland Memorial Hospital, 7.5%, 6/1/16..........   1,500,000      BBB         1,604,355
UTAH
Salt Lake City, UT, Hospital Revenue, Intermountain Healthcare Systems,
  6.65%, 2/15/12........................................................................   2,000,000      AA          2,087,500
VERMONT
Swanton, VT, Electric System Revenue, Series 1993, 6.7%, 12/1/23........................   1,155,000      BBB         1,186,070
Vermont Housing Finance Agency, Multi-Family Housing Revenue, Northgate
  Housing Project, 8.25%, 6/15/20.......................................................   1,050,000      NR          1,089,491
VIRGIN ISLANDS
Virgin Islands Public Finance Authority, General Obligation, Matching Fund Loan
  Notes, Series A, 7.25%, 10/1/18.......................................................   6,500,000      NR          6,952,400
VIRGINIA
Pittsylvania County, VA, Industrial Development Authority, Multitrade of Pittsylvania
  County, L.P. Project:
    7.45%, 1/1/09.......................................................................   1,500,000      NR          1,569,480
    7.5%, 1/1/14........................................................................   3,500,000      NR          3,704,050
WASHINGTON
King County, WA, Public Hospital District, Hospital Revenue, Valley Medical Center,
  6.25%, 9/1/09 (b).....................................................................     530,000      AAA           583,191

The accompanying notes are an integral part of the financial statements.

                             13 - SCUDDER HIGH YIELD TAX FREE FUND

                                                                                                       CREDIT
                                                                                          PRINCIPAL   RATING (C)       MARKET
                                                                                          AMOUNT ($) (UNAUDITED)      VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
Washington Public Power Supply System, Refunding Revenue:
  Nuclear Project #2, Inverse Floater, 6.67%, 7/1/12*...................................   3,000,000      AA          2,670,000
  Nuclear Project #2, Series 1993 B, 5.65%, 7/1/08 (b)..................................   3,030,000      AAA         3,136,292
  Nuclear Project #2,Series B, 6.3%, 7/1/12.............................................  10,000,000      AA         10,772,900
  Nuclear Project #3, Series B, 7.125%, 7/1/16..........................................   2,500,000      AA          2,874,225
  Nuclear Project #3, Series 1993 B, 5.65%, 7/1/08 (b)..................................   3,640,000      AAA         3,767,691
Washington State Public Power Supply System Nuclear Project #2, Series 1996A,
  6%, 7/1/08 (b)........................................................................   3,000,000      AAA         3,200,430
WISCONSIN
Wisconsin State Health & Educational Facilities Authority, National Regency of New
  Berlin Project, Series 1995, 8%, 8/15/25..............................................   1,485,000      NR          1,510,141
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (COST $271,585,529)...............................                            289,153,993
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (COST $271,585,529) (A).............................                            289,153,993
-------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $271,585,529. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $17,568,464. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,060,820 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $492,356.

(b) Bond is insured by one of these companies: AMBAC, BIG, Capital guaranty, FGIC, FSA or MBIA.

(c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's
    Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
    (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

(d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

  * Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of December 31, 1996.

The accompanying notes are an integral part of the financial statements.

                             14 - SCUDDER HIGH YIELD TAX FREE FUND


                                              FINANCIAL STATEMENTS

                                       STATEMENT OF ASSETS AND LIABILITIES
                                             AS OF DECEMBER 31, 1996

ASSETS
-----------------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $271,585,529) (Note A).......................  $   289,153,993
          Receivable for investments sold......................................................           70,012
          Receivable for Fund shares sold......................................................           82,466
          Interest receivable..................................................................        5,299,841
          Other assets.........................................................................              658
                                                                                                 ---------------
          Total assets.........................................................................      294,606,970

LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
          Due to custodian bank................................................................           41,679
          Dividends payable....................................................................          467,750
          Payable for Fund shares redeemed.....................................................          717,235
          Accrued management fee (Note C)......................................................          167,704
          Other accrued expenses (Note C)......................................................          111,581
                                                                                                 ---------------
          Total liabilities....................................................................        1,505,949
-----------------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE..........................................................  $   293,101,021
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Net unrealized appreciation on investments...........................................       17,568,464
          Accumulated net realized loss........................................................       (8,216,221)
          Paid-in capital......................................................................      283,748,778
-----------------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE..........................................................  $   293,101,021
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------
          Net Asset Value, offering and redemption price per share ($293,101,021 / 24,338,716
          outstanding shares of beneficial interest, $.01 par value, unlimited number of         ---------------
          shares authorized)...................................................................  $         12.04
                                                                                                 ---------------
The accompanying notes are an integral part of the financial statements.

                                      15 - SCUDDER HIGH YIELD TAX FREE FUND


                                              STATEMENT OF OPERATIONS
                                            YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------
          Income:
          Interest.............................................................................  $    19,065,431
          Expenses:                                                                              ---------------
          Management fee (Note C)..............................................................        2,006,515
          Services to shareholders (Note C)....................................................          410,456
          Custodian and accounting fees (Note C)...............................................          117,146
          Trustees' fees and expenses (Note C).................................................           47,437
          Reports to shareholders..............................................................           63,707
          Legal................................................................................           58,256
          Auditing.............................................................................           40,118
          Registration fees....................................................................           22,828
          Other................................................................................           13,085
                                                                                                 ---------------
          Total expenses before reductions.....................................................        2,779,548
          Expense reductions (Note C)..........................................................         (121,432)
                                                                                                 ---------------
          Expenses, net........................................................................        2,658,116
-----------------------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME................................................................       16,407,315
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
          Net realized gain (loss) from:
          Investments..........................................................................       (5,013,902)
          Futures..............................................................................          155,375
          Options..............................................................................         (311,094)
                                                                                                 ---------------
                                                                                                      (5,169,621)
          Net unrealized appreciation during the period on:                                      ---------------
          Investments..........................................................................          918,753
          Futures..............................................................................          327,563
                                                                                                 ---------------
                                                                                                       1,246,316
-----------------------------------------------------------------------------------------------------------------------
          NET LOSS ON INVESTMENT TRANSACTIONS..................................................       (3,923,305)
-----------------------------------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................  $    12,484,010
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                      16 - SCUDDER HIGH YIELD TAX FREE FUND


                                              STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEARS ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                                 1996              1995
-----------------------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income..........................................................  $    16,407,315   $    16,514,721
          Net realized loss from investment transactions.................................       (5,169,621)          (77,734)
          Net unrealized appreciation on investment transactions during the period.......        1,246,316        33,149,725
                                                                                           ---------------   ---------------
          Net increase in net assets resulting from operations...........................       12,484,010        49,586,712
                                                                                           ---------------   ---------------
          Distributions to shareholders from net investment income.......................      (16,407,315)      (17,484,017)
                                                                                           ---------------   ---------------
          Fund share transactions:
          Proceeds from shares sold......................................................       58,667,981        80,985,278
          Net asset value of shares issued to shareholders in reinvestment of
            distributions................................................................       10,795,380        11,658,355
          Cost of shares redeemed........................................................      (76,318,203)      (80,644,390)
                                                                                           ---------------   ---------------
          Net increase (decrease) in net assets from Fund share transactions.............       (6,854,842)       11,999,243
                                                                                           ---------------   ---------------
          Increase (decrease) in net assets..............................................      (10,778,147)       44,101,938
          Net assets at beginning of period..............................................      303,879,168       259,777,230
                                                                                           ---------------   ---------------
          Net assets at end of period....................................................  $   293,101,021   $   303,879,168
                                                                                           ---------------   ---------------

OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
          Increase (decrease) in Fund shares
          Shares outstanding at beginning of period......................................       24,929,576        23,910,066
                                                                                           ---------------   ---------------
          Shares sold....................................................................        4,936,365         6,935,326
          Shares issued to shareholders in reinvestment of distributions.................          908,391           992,340
          Shares redeemed................................................................       (6,435,616)       (6,908,156)
                                                                                           ---------------   ---------------
          Net increase (decrease) in Fund shares.........................................         (590,860)        1,019,510
                                                                                           ---------------   ---------------
          Shares outstanding at end of period............................................       24,338,716        24,929,576
                                                                                           ---------------   ---------------

The accompanying notes are an integral part of the financial statements.

                                       17 - SCUDDER HIGH YIELD TAX FREE FUND


                                                FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                         FOR THE PERIOD
                                                                                                           JANUARY 22,
                                                                                                               1987
                                                                                                          (COMMENCEMENT
                                                                                                          OF OPERATIONS)
                                                       YEARS ENDED DECEMBER 31,                           TO DECEMBER 31,
                              1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
----------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of              ------------------------------------------------------------------------------------------
  period....................  $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52   $12.00
Income from                 ------------------------------------------------------------------------------------------
  investment
  operations:
Net investment
  income....................     .66      .68      .70      .67      .72      .76      .77      .76      .83      .78
Net realized and
  unrealized gain
  (loss) on
  investments...............    (.15)    1.37    (1.73)     .93      .50      .69     (.11)     .35      .54    (1.48)
Total from                  ------------------------------------------------------------------------------------------
  investment
  operations................     .51     2.05    (1.03)    1.60     1.22     1.45      .66     1.11     1.37     (.70)
Less distributions:         ------------------------------------------------------------------------------------------
From net investment
  income....................    (.66)    (.72)    (.66)    (.67)    (.72)    (.76)    (.77)    (.76)    (.83)    (.78)
From net realized
   gains on investment
  transactions..............      --       --       --     (.21)    (.27)    (.21)    (.05)    (.06)      --       --
In excess of net
  realized gains............      --       --       --     (.07)      --       --       --       --       --       --
                            ------------------------------------------------------------------------------------------
Total distributions.........    (.66)    (.72)    (.66)    (.95)    (.99)    (.97)    (.82)    (.82)    (.83)    (.78)
Net asset value,            ------------------------------------------------------------------------------------------
  end of period.............  $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52
----------------------------------------------------------------------------------------------------------------------
Total Return (%)............    4.43    19.28    (8.38)   13.85    10.88    13.36     6.02    10.32    13.48    (5.81)**
Ratios and
  Supplemental Data
Net assets, end of period
  ($ millions)..............     293      304      260      317      204      160      129      114       74       36
Ratio of operating expenses,
  net to average daily net
  assets (%)................     .91      .80      .80      .92      .98     1.00     1.00     1.00      .67      .40*
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%)................     .95      .94      .97      .98      .99     1.04     1.09     1.15     1.25     1.80*
Ratio of net investment
  income to average net
  assets (%)................    5.59     5.77     6.01     5.38     6.10     6.65     6.88     6.72     7.65     8.45*
Portfolio turnover
  rate (%)..................    21.9     27.3     34.3     56.4     56.6     45.5     33.4     75.8     36.7    131.8*

*  Annualized
** Not annualized

                                           18 - SCUDDER HIGH YIELD TAX FREE FUND

                  NOTES TO FINANCIAL STATEMENTS

               A. SIGNIFICANT ACCOUNTING POLICIES

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to

              19 - SCUDDER HIGH YIELD TAX FREE FUND
close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $6,242,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($1,084,000), and December 31, 2004 ($5,158,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

              20 - SCUDDER HIGH YIELD TAX FREE FUND

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

              B. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 1996, purchases and sales of municipal securities (excluding short-term investments) aggregated $63,066,157 and $72,748,473, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996 was $10,761,500 and $22,569,875, respectively.

                      C. RELATED PARTIES

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% on the first $200,000,000 of average daily net assets, and .65% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser.

The Adviser agreed not to impose all or a portion of its management fee until April 30, 1996, and during such period to maintain the annualized expenses of the Fund at not more than .80% of average daily net assets. For the year ended December 31, 1996, the Adviser did not impose a portion of its management fee amounting to $121,432. The Adviser imposed fees amounting to $1,885,083 which was equivalent to an annual effective rate of .64% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SSC aggregated $292,138 of which $24,809 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year December 31, 1996, the amount charged to the Fund by SFAC aggregated $59,882, of which $4,936 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees and expenses aggregated $47,437.

              21 - SCUDDER HIGH YIELD TAX FREE FUND

                 REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder High Yield Tax Free Fund, including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period January 22, 1987 (commencement of operations) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period January 22, 1987 (commencement of operations) to December 31, 1987, in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 12, 1997

              22 - SCUDDER HIGH YIELD TAX FREE FUND

                         TAX INFORMATION

Of the dividends paid from net investment income for the fiscal year ended December 31, 1996, 16.72% should be treated as an item of tax preference for purposes of the federal alternative minimum tax, if applicable. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $16,407,315 as exempt interest dividends for the fiscal year ended December 31, 1996.

              23 - SCUDDER HIGH YIELD TAX FREE FUND

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                       24-Scudder High Yield Tax Free Fund

                             Officers and Trustees

David S. Lee*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Kathryn L. Quirk*
Trustee

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.

                       25-Scudder High Yield Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund
  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund
  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan * +++ +++
    (a variable annuity)

Closed-End Funds#
-----------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                       26-Scudder High Yield Tax Free Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account services and transactions
                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
                  Scudder Electronic Account Services --
                  http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor.Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans
                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application
                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(tm), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                       27-Scudder High Yield Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER